[Pioneer Logo]

Pioneer II


ANNUAL REPORT 9/30/98

Table of Contents
--------------------------------------------------------------------------------

Letter from the Chairman                                             1

Portfolio Summary                                                    2

Performance Update                                                   3

Portfolio Management Discussion                                      6

Schedule of Investments                                             10

Financial Statements                                                18

Notes to Financial Statements                                       25

Report of Independent Public Accountants                            31

Trustees, Officers and Service Providers                            32

The Pioneer Family of Mutual Funds                                  33

Programs and Services for Pioneer Shareowners                       34

Retirement Plans from Pioneer                                       36

Pioneer II

LETTER FROM THE CHAIRMAN 9/30/98

Dear Shareowner,
--------------------------------------------------------------------------------

The end of September marked the close of Pioneer II's 29th fiscal year, a period that put seasoned value investors to the test. I appreciate this opportunity to comment on the year's challenges and progress.

The past 12 months were volatile for financial markets in the U.S. and around the globe. Volatility is, and always will be, part of investing. We think it is important to point out that the current fluctuations in stock prices are relatively normal, compared to historical market movements. Short-term memory to the contrary, it is the steadily rising stock prices of recent years that are aberrations, no matter how enjoyable. But patience and discipline can help mitigate volatility. Pioneer II offers just one example. Since its inception in 1969, Pioneer II has offered investors solid performance by focusing on value. The Fund has outperformed the Standard & Poor's 500 Index for its 29 years through September 30, 1998. Even so, in some individual years, such as this one, performance has been disappointing.

In September, Richard Dahlberg took on Pioneer II's day-to-day management, succeeding Frank Boggan. Mr. Dahlberg brings to Pioneer over 30 years of experience managing money and a steadfast dedication to effective value investing. We are delighted to have him lead the Fund's investment team and believe his efforts will reward shareowners. I encourage you to read the Portfolio Management Discussion to share his insights and strategies as a steward of Pioneer's 70-year tradition of value investing.

As we move ahead, the investment team will be working hard to bring you solid performance, but you should be prepared for the inevitable ups and downs that are part of stock investing. If you have any questions about the Fund, please contact your investment professional, or Pioneer at 1-800-225-6292.

Respectfully,


/s/ John F. Cogan, Jr.


John F. Cogan, Jr.,
Chairman and President

Pioneer II

PORTFOLIO SUMMARY 9/30/98


P o r t f o l i o  D i v e r s i f i c a t i o n
--------------------------------------------------------------------------------
 (As a percentage of total investment portfolio)

[Pie Chart]

U.S. Common Stocks               82.7%

Short-Term Cash Equivalents      8.6%

International Common Stocks      5.4%

Depositary Receipts for
  International Stocks           3.2%

Convertible Securities           0.1%

S e c t o r  D i s t r i b u t i o n
--------------------------------------------------------------------------------
 (As a percentage of equity holdings)

[Pie Chart]

Financial                        23%

Capital Goods                    13%

Technology                       12%

Healthcare                       12%

Consumer Cyclicals               11%

Utilities                        9%

Basic Materials                  5%

Energy                           5%

Consumer Staples                 5%

Other                            5%


1 0  L a r g e s t  H o l d i n g s
--------------------------------------------------------------------------------
 (As a percentage of equity holdings)

  1. Ambac Financial Group,      5.24%       6. Charter One Financial,     2.75%
     Inc.                                       Inc.
  2. Dominion Resources, Inc.    5.13        7. Trinity Industries, Inc.   2.51
  3. Conseco, Inc.               4.28        8. IBP, Inc.                  2.47
  4. Merck & Co., Inc.           4.20        9. Hawaiian Electric          2.44
                                                Industries, Inc.
  5. Philips Electronics NV      4.17       10. Intel Corp.                2.27
    (NY shares)

Fund holdings will vary for other periods.

Pioneer II

PERFORMANCE UPDATE 9/30/98                                   CLASS A SHARES

S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                  9/30/98         9/30/97
                            $18.32          $27.85

 Distributions per Share    Income          Short-Term          Long-Term
 (9/30/97-9/30/98)         Dividends       Capital Gains       Capital Gains
                            $0.155         $0.269              $3.074

I n v e s t m e n t  R e t u r n s
--------------------------------------------------------------------------------
 The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer II at public offering price, compared to the growth of the Standard & Poor's 500 Index.

  Average Annual Total Returns
  (As of September 30, 1998)

             Net Asset     Public Offering
  Period        Value           Price*
  10 Years     10.52%            9.86%
  5 Years       9.89             8.60
  1 Year      -23.97           -28.34

     * Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[Class A Shares Mountain Chart]

                    Standard & Poor's
       Pioneer II*     500 Index
9/88      9425           10000
         11294           13290
9/90      9878           12062
         12309           15808
9/92     13529           17547
         15985           19817
9/94     17163           20554
         20581           26646
9/96     23087           32045
         33697           44991
9/98     25620           49049

[End Class A Shares Mountain Chart]

The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges.
You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer II

PERFORMANCE UPDATE 9/30/98                                   CLASS B SHARES

S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                  9/30/98         9/30/97
                            $17.98          $27.52

 Distributions per Share    Income          Short-Term          Long-Term
 (9/30/97-9/30/98)          Dividends       Capital Gains       Capital Gains
                            $0.024          $0.269              $3.074

I n v e s t m e n t  R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer II, compared to the growth of the Standard & Poor's 500 Index.

 Average Annual Total Returns
 (As of September 30, 1998)

                     If         If
   Period           Held     Redeemed*
   Life-of-Fund      4.57%        3.46%
   (7/1/96)
   1 Year          -24.76       -27.37

  * Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[Class B Shares Mountain Chart]

                    Standard & Poor's
       Pioneer II*     500 Index

7/1/96   10000           10000
          9304            9468
9/96     10165           10227
         11403           11078
3/97     11419           11377
         13165           13359
9/97     14698           14358
         13962           14769
3/98     15370           16825
         14269           17378
9/98     10797           15653

[End Class B Shares Mountain Chart]

  The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer II

PERFORMANCE UPDATE 9/30/98                                   CLASS C SHARES

S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                  9/30/98         9/30/97
                            $18.02          $27.55

 Distributions per Share    Income          Short-Term          Long-Term
 (9/30/97 -9/30/98)         Dividends       Capital Gains       Capital Gains
                            $0.060          $0.269              $3.074


I n v e s t m e n t  R e t u r n s
--------------------------------------------------------------------------------
 The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer II, compared to the growth of the Standard & Poor's 500 Index.

  Average Annual Total Returns
  (As of September 30, 1998)

                     If         If
   Period           Held     Redeemed*
   Life-of-Fund      4.65%      4.65%
   (7/1/96)
   1 Year          -24.56     -24.56

     * Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

[Class C Shares Mountain Chart]

                    Standard & Poor's
       Pioneer II*     500 Index

7/1/96   10000           10000
          9304            9468
9/96     10161           10227
         11400           11078
3/97     11410           11377
         13142           13359
9/97     14683           14358
         13952           14769
3/98     15360           16825
         14253           17378
9/98     11076           15653

[End Class C Shares Mountain Chart]

The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges.
You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer II

PORTFOLIO MANAGEMENT DISCUSSION 9/30/98

The following discussion with Richard Dahlberg, the new head of Pioneer II's investment team, details the investment environment for the past year and the strategies he and the Fund's investment team expect to employ going forward. An investment professional for over 30 years, Mr. Dahlberg also oversees Pioneer's core value investment team.


Q:  How did the Fund perform for the fiscal year?

A: It was a difficult period. With global volatility increasing throughout the year, investors generally preferred the safety and liquidity of a select number of large blue chip stocks. These stocks accounted for most of the stock market gains. The Standard & Poor's 500 Index, a benchmark of large company performance, returned 9.02%. Small and mid-sized companies, as represented by the Russell 2000 Index and the Standard & Poor's Midcap 400 Index, posted returns of -19.02% and -6.07%, respectively.

    The Fund's emphasis on small and medium-sized companies and our value orientation were the main contributors to the Fund's underperformance. For the 12 months ended September 30, 1998, Class A Shares of your Fund generated a total return of -23.97% based on net asset value. By comparison, the average growth and income fund returned -1.08%, as tracked by Lipper Analytical Services. (Lipper is an independent research firm that ranks the performance of mutual funds based on total return, excluding sales charges.)


Q:  What is your vision for this Fund?

A: First of all, Pioneer II has been, is, and always will be a conservative value-oriented fund. Its objective is still to provide shareowners with reasonable income and capital growth. And the Fund will continue to invest in a mix of domestic and international stocks.

    Overall, companies that make up the portfolio will be those we think have the greatest potential to provide shareowners with a good total return. We understand that investors in the Fund are conservative.

Pioneer II


    Therefore, our goal is to improve performance while limiting the risk of losses in what is by historical standards a stock market selling at high valuations.


Q:  How do you explain your "value" approach to investing?

A: We seek value by looking at the "earnings power" of quality companies. We use a conservative but opportunistic approach. For example, when a company is fundamentally sound and its stock has fallen sharply, we become interested. We want to find out why the company's strength is not reflected in its stock price. The next step is to examine whether the company has solutions to its problems. For example, management may have just resolved structural difficulties. In other cases, the company's business cycle may be at or past its bottom. We're looking for situations where the potential is there, even though earnings increases may still be a quarter or two away.


Q:  How do you measure Pioneer II's value?

A: There is no one universal gauge of value for all securities or industries. Because it is critical to measure value as accurately as possible, we use whatever method is best suited to the business at hand. For example, in the oil business, cash flow and dividend yields are often better measures than price-to-earnings ratios (P/E), which give only a rough idea of how expensive a stock is. When examining technology companies, comparing the stock price to sales is usually more useful than looking at book value, because intangible assets can distort book value. When all is said and done, however, we expect the portfolio will continue to represent a substantial value, especially when compared to the Standard & Poor's 500 and some other indexes. While these measures provide some indication of a stock's worth, what really makes them valuable is the improving fundamental condition of a company. This can only be ascertained through a detailed analysis.

Pioneer II

Q: You look at a company's liquidity when picking stocks. Why is that important?

A: Liquidity is key in several ways. Companies that are building cash show strength, while the opposite is true for companies with deteriorating cash positions. It may sound like a simple concept, but it's amazing how often liquidity is overlooked as a measure of value. In a similar vein, stocks that pay dividends may be less volatile in adverse market conditions.

    We also pay attention to liquidity on the Fund level. Maintaining a modest cash position of about 4% to 5% of assets allows us to take advantage of opportunities quickly, without the extra step of selling holdings first.


Q:  Do you have any preferences for the size of stocks in the portfolio?

A: Pioneer II has the ability to invest in companies of all sizes. We currently are finding attractive stocks with market capitalizations of up to $15 billion. As a result, the average size of the companies in the portfolio will most likely increase, with fewer smaller holdings than the Fund has had in recent years. That said, we will continue to maintain a highly diversified portfolio.


Q: What do you think Pioneer II's portfolio will look like in three to six months?

A: A typical Fund holding will be less expensive than the average company in the S&P 500. Comparing P/E ratios, a stock in the portfolio will be about 20% cheaper. It will likely have an average price-to-book value ratio that is one-third lower than the Index.

    When we look at the Fund's international stocks, we'll apply many of the same disciplines. I'm pleased to say, though, that we'll be drawing even more on Pioneer's international research equity group for additional insights. We expect the result to be an increased variety, if not quantity, of overseas investment opportunities.

Pioneer II


Q:  What are some of the changes you made in September?

A: First, we reduced the number of holdings in the portfolio. We completely sold ContiFinancial and reduced the position in Aames Financial. We are putting more emphasis on the larger companies in the financial sector such as Allstate and Chase Manhattan. These companies are attractive to us because they hold dominant positions in their industries but have recently lost favor with investors.

    One group where we increased the weighting was healthcare. In uncertain times like these, healthcare is one area that usually continues to expand and grow. Two companies we like are American Home Products and Wellpoint Health Networks.


Q: Do you anticipate any tax consequences as a result of repositioning the Fund?

A: We are very aware of the potential tax consequences portfolio transactions may have on shareowners, especially in a year with negative returns. The Fund distributes capital gains to shareowners in December, and we have worked to keep the distribution for this year small, somewhere in the range of $0.15 to $0.20 per share.


Q:  What is your outlook for the next six months?

A: We're cautiously optimistic. While the U.S. economy is benefiting from benign inflation and low interest rates, corporate earnings will be the key to further market growth. The global financial situation seems to have held interest rates down which, in turn, should help to sustain valuations. And, while choppy markets can be hard on the nerves, they can provide opportunities to invest in companies with the long-term potential we want for the Fund. That's an exciting prospect. I'm also excited to be the new steward of Pioneer's long tradition of value investing, and very much look forward to taking Pioneer II into the next millennium.

Pioneer II

SCHEDULE OF INVESTMENTS 9/30/98


Principal
Amount                                                                    Value
               INVESTMENT IN SECURITIES - 91.4%
               CONVERTIBLE CORPORATE BOND - 0.1%
$4,000,000     Halter Marine Group, Inc., Exchangeable Note,
               4.5%, 9/15/04(144A)+                             $    2,906,000
                                                                 --------------
               TOTAL CONVERTIBLE CORPORATE BOND
               (Cost $4,000,000)                                $    2,906,000
                                                                 --------------


Shares
               PREFERRED STOCK - 0.4%
   355,000     Telecomunicacoes Brasileiras SA (A.D.R.)         $   24,495,000
                                                                --------------
               TOTAL PREFERRED STOCK
               (Cost $32,191,381)                               $   24,495,000
                                                                --------------
               COMMON STOCKS - 90.9%
               Basic Materials - 4.3%
               Chemicals (Diversified) - 1.7%
   185,000     E.I. du Pont de Nemours and Co.                  $   10,383,125
 1,440,000     Lyondell Petrochemicals Co.                          32,040,000
 2,180,000     Mississippi Chemical Corp.+                          26,432,500
   500,000     Monsanto Co.                                         28,187,500
                                                                --------------
                                                                $   97,043,125
                                                                --------------
               Chemicals (Specialty) - 1.0%
 1,800,000     Cytec Industries Inc.*                           $   32,175,000
 4,105,800     Terra Industries Inc.+                               22,838,513
                                                                --------------
                                                                $   55,013,513
                                                                --------------
               Containers & Packaging (Paper) - 0.3%
 4,300,000     Vitro SA (A.D.R.)                                $   18,006,250
                                                                --------------
               Gold & Precious Metals Mining - 0.2%
   500,000     Newmont Mining Corp.                             $   12,125,000
                                                                --------------
               Iron & Steel - 0.7%
 1,440,800     British Steel Plc (A.D.R.)                       $   26,204,550
 1,792,900     Rouge Industries, Inc.+                              13,446,750
                                                                --------------
                                                                $   39,651,300
                                                                --------------
               Paper & Forest Products - 0.4%
 1,600,000     Longview Fibre Co.                               $   21,500,000
                                                                --------------
               Total Basic Materials                            $  243,339,188
                                                                --------------


10 The accompanying notes are an integral part of these financial statements.

Pioneer II



Shares                                                                    Value
               Capital Goods - 11.5%
               Containers (Metals & Glass) - 0.3%
   726,000     Owens-Illinois, Inc.*                            $   18,150,000
                                                                --------------
               Electrical Equipment - 3.8%
 3,983,900     Philips Electronics NV (NY Shares)               $  212,640,663
                                                                --------------
               Machinery (Diversified) - 0.0%
   102,900     Global Industrial Technologies, Inc.*            $      720,300
                                                                --------------
               Manufacturing (Diversified) - 2.8%
   538,900     Amcast Industrial Corp.+                         $    7,915,094
   673,000     Hanson Plc (A.D.R.)                                  20,905,062
 3,947,600     Trinity Industries, Inc.+                           128,050,275
                                                                --------------
                                                                $  156,870,431
                                                                --------------
               Manufacturing (Specialized) - 4.1%
 1,638,700     Briggs & Stratton Corp.+                         $   67,391,537
 2,376,000     Dionex Corp.*+                                       55,242,000
 4,890,000     Donaldson Co., Inc.+                                 78,240,000
 2,518,400     Halter Marine Group, Inc.*+                          28,646,800
                                                                --------------
                                                                $  229,520,337
                                                                --------------
               Metal Fabricators - 0.3%
   911,125     A.M. Castle & Co.+                               $   13,723,820
                                                                --------------
               Waste Management - 0.2%
   175,000     Waste Management Inc.                            $    8,410,937
                                                                --------------
               Total Capital Goods                              $  640,036,488
                                                                --------------
               Communication Services - 2.7%
               Telephone - 2.7%
   300,000     Ameritech Corp.                                  $   14,212,500
 2,225,000     Bell Atlantic Corp.                                 107,773,437
   600,000     SBC Communications Inc.                              26,662,500
                                                                --------------
               Total Communication Services                     $  148,648,437
                                                                --------------
               Consumer Cyclicals - 9.6%
               Auto Parts & Equipment - 0.4%
 1,839,400     Breed Technologies, Inc.                         $   11,266,325
   665,000     Simpson Industries, Inc.                              6,691,562
   127,000     Strattec Security Corp.*                              3,365,500
                                                                --------------
                                                                $   21,323,387
                                                                --------------

The accompanying notes are an integral part of these financial statements.   11

Pioneer II
SCHEDULE OF INVESTMENTS 9/30/98                                   (continued)


Shares                                                                     Value
               Automobiles - 1.0%
 1,010,000     General Motors Corp.                             $   55,234,375
                                                                --------------
               Consumer (Jewelry, Novelties, & Gifts) - 2.1%
 3,747,450     Lancaster Colony Corp.+                          $  115,234,087
                                                                --------------
               Homebuilding - 4.7%
 4,145,000     Champion Enterprises, Inc.*+                     $   96,371,250
 6,627,200     Clayton Homes, Inc.+                                112,251,514
 3,966,200     Oakwood Homes Corp.+                                 52,056,375
                                                                --------------
                                                                $  260,679,139
                                                                --------------
               Retail (Department Stores) - 0.8%
   400,000     Federated Department Stores, Inc.*               $   14,550,000
   700,000     J.C. Penney Co., Inc.                                31,456,250
                                                                --------------
                                                                $   46,006,250
                                                                --------------
               Retail (Specialty) - 0.6%
   500,000     Officemax Inc.*                                  $    4,906,250
 1,900,000     Toys "R" Us, Inc.*                                   30,756,250
                                                                --------------
                                                                $   35,662,500
                                                                --------------
               Total Consumer Cyclicals                         $  534,139,738
                                                                --------------
               Consumer Staples - 4.9%
               Foods - 3.0%
 6,205,900     IBP, Inc.+                                       $  125,669,475
    20,000     Nestle SA (Registered Shares)                        39,901,478
                                                                --------------
                                                                $  165,570,953
                                                                --------------
               Household Products (Non-Durables) - 0.2%
   200,000     Procter & Gamble Co.                             $   14,187,500
                                                                --------------
               Services (Employment) - 1.7%
 2,850,000     Kelly Services Inc. (non-voting)                 $   89,418,750
   215,000     Manpower, Inc.                                        4,394,063
                                                                --------------
                                                                $   93,812,813
                                                                --------------
              Total Consumer Staples                            $  273,571,266
                                                                --------------

12 The accompanying notes are an integral part of these financial statements.

Pioneer II


Shares                                                                    Value
               Energy - 4.7%
               Oil & Gas (Drilling & Equipment) - 1.5%
 1,858,100     BJ Services Co.*                                 $   30,194,125
   315,600     ENSCO International, Inc.                             3,412,425
 1,400,000     R&B Falcon Corp.*                                    16,800,000
   410,000     Smith International, Inc.*                           11,249,375
   836,800     Tidewater, Inc.                                      17,363,600
   300,000     Weatherford International Inc.*                       6,487,500
                                                                --------------
                                                                $   85,507,025
                                                                --------------
               Oil (Domestic Integrated) - 1.3%
 1,040,000     Atlantic Richfield Co.                           $   73,775,000
                                                                --------------
               Oil (International Integrated) - 1.3%
   550,000     Texaco, Inc.                                     $   34,478,125
 1,411,000     YPF SA (Class D) (A.D.R.)                            36,686,000
                                                                --------------
                                                                $   71,164,125
                                                                --------------
               Oil (International Integrated) - 0.6%
   400,000     Anadarko Petroleum Corp.                         $   15,725,000
   400,000     Burlington Resources Inc.                            14,950,000
                                                                --------------
                                                                $   30,675,000
                                                                --------------
               Total Energy                                     $  261,121,150
                                                                --------------
               Financial - 20.6%
               Banks (Major Regional) - 1.8%
 1,225,000     Banc One Corp.                                   $   52,215,625
 1,039,600     Banco Rio De La Plata SA (A.D.R.)                     8,836,600
   550,000     Fleet Financial Group, Inc.                          40,390,625
                                                                --------------
                                                                $  101,442,850
                                                                --------------
               Banks (Money Center) - 1.8%
 2,300,000     The Chase Manhattan Corp.                        $   99,475,000
                                                                --------------
               Banks (Regional) - 0.6%
 1,242,100     North Fork Bancorp                               $   24,842,000
   615,000     Resource Bancshares Mortgage Group, Inc.             10,916,250
                                                                --------------
                                                                $   35,758,250
                                                                --------------
               Consumer Finance - 1.2%
   539,100     Aames Financial Corp.                            $    3,268,294
 1,485,000     Countrywide Credit Industries, Inc.                  61,813,125
                                                                --------------
                                                                $   65,081,419
                                                                --------------

The accompanying notes are an integral part of these financial statements.   13

Pioneer II
SCHEDULE OF INVESTMENTS 9/30/98                                   (continued)


Shares                                                                    Value
               Financial (Diversified) - 4.8%
 5,560,300     Ambac Financial Group, Inc.+                     $  266,894,400
                                                                --------------
               Insurance (Life/Health) - 3.9%
 7,130,389     Conseco, Inc.                                    $  217,922,514
                                                                --------------
               Insurance (Property/Casualty) - 1.2%
 1,550,000     Allstate Corp.                                   $   64,615,625
                                                                --------------
               Investment Management - 0.7%
 1,201,900     Franklin Resources, Inc.                         $   36,057,000
                                                                --------------
               Savings & Loans Companies - 4.6%
 5,638,500     Charter One Financial, Inc.                      $  140,257,687
   507,500     Washington Federal, Inc.                             12,687,500
 3,150,000     Washington Mutual, Inc.                             106,312,500
                                                                --------------
                                                                $  259,257,687
                                                                --------------
               Total Financial                                  $1,146,504,745
                                                                --------------
               Healthcare - 11.4%
               Biotechnology - 2.0%
 1,475,000     Amgen, Inc.*                                     $  111,454,687
                                                                --------------
               Healthcare (Diversified) - 2.0%
   860,400     Abbott Laboratories                              $   37,373,625
 1,150,000     American Home Products Corp.                         60,231,250
 1,135,000     Dura Pharmaceuticals, Inc.*                          12,414,062
                                                                --------------
                                                                $  110,018,937
                                                                --------------
               Healthcare (Drugs/Major Pharmaceuticals) - 5.8%
 2,800,000     Astra AB (Series A Free)                         $   47,872,408
   500,000     Lilly, Eli & Co.                                     39,156,250
 1,650,000     Merck & Co., Inc.                                   213,778,125
   300,000     Novartis AG (A.D.R.)                                 24,107,337
                                                                --------------
                                                                $  324,914,120
                                                                --------------
               Healthcare (Hospital Management) - 0.4%
 1,050,000     Columbia/HCA Healthcare Corp.                    $   21,065,625
                                                                --------------
               Healthcare (Long Term Care) - 0.6%
 1,018,300     Integrated Health Services, Inc.*                $   17,120,169
 1,000,000     USEC Inc.                                            15,437,500
                                                                --------------
                                                                $   32,557,669
                                                                --------------

14 The accompanying notes are an integral part of these financial statements.

Pioneer II



Shares                                                                    Value
               Healthcare (Managed Care) - 0.6%
   604,900     Humana Inc.*                                     $    9,905,237
   425,600     Wellpoint Health Networks Inc.*                      23,860,200
                                                                --------------
                                                                $   33,765,437
                                                                --------------
               Total Healthcare                                 $  633,776,475
                                                                --------------
               Technology - 10.8%
               Computers (Hardware) - 3.4%
 1,350,000     Dell Computer Corp.*                             $   88,762,500
   800,000     IBM Corp.                                           102,400,000
                                                                --------------
                                                                $  191,162,500
                                                                --------------
               Computers (Peripherals) - 0.8%
 1,650,000     Storage Technology Corp.*                        $   41,971,875
                                                                --------------
               Computers (Software & Services) - 0.3%
   512,500     Network Associates, Inc.*                        $   18,193,750
                                                                --------------
               Electronics (Component Distributors) - 1.2%
 5,000,000     Arrow Electronics, Inc.*+                        $   65,625,000
                                                                --------------
               Equipment (Communications) - 0.4%
 1,240,000     Alcatel Alsthom Compagnie G-n-rale
               d'Electricit- (A.D.R.)                           $   21,080,000
                                                                --------------
               Electronics (Instrumentation) - 0.2%
   788,200     MTS Systems Corp.                                $   11,625,950
                                                                --------------
               Electronics (Semiconductors) - 3.1%
 1,385,000     Etec Systems, Inc.*+                             $   36,096,562
 1,350,000     Intel Corp.                                         115,762,500
   400,000     Texas Instruments Inc.                               21,100,000
                                                                --------------
                                                                $  172,959,062
                                                                --------------
               Equipment (Semiconductor) - 0.1%
   525,000     Helix Technology Corp.                           $    5,184,375
                                                                --------------
               Photography/Imaging - 1.3%
   950,000     Eastman Kodak Co.                                $   73,446,875
                                                                --------------
               Total Technology                                 $  601,249,387
                                                                --------------
               Transportation - 2.0%
               Airlines - 0.2%
   200,000     AMR Corp.*                                       $   11,087,500
                                                                --------------

The accompanying notes are an integral part of these financial statements.   15

Pioneer II

SCHEDULE OF INVESTMENTS 9/30/98                                   (continued)


Shares                                                                    Value
               Railroads - 1.8%
 1,430,000     CSX Corp.                                        $   60,149,375
 1,000,000     Union Pacific Corp.                                  42,625,000
                                                                --------------
                                                                $  102,774,375
                                                                --------------
               Total Transportation                             $  113,861,875
                                                                --------------
               Utilities - 8.4%
               Electric Companies - 6.9%
 5,862,000     Dominion Resources, Inc.                         $  261,591,750
 3,009,063     Hawaiian Electric Industries, Inc.+                 124,123,849
                                                                --------------
                                                                $  385,715,599
                                                                --------------
               Natural Gas - 1.5%
 2,073,000     Kinder Morgan Energy Partners, L.P.              $   68,668,125
   600,000     Williams Co., Inc.                                   17,250,000
                                                                --------------
                                                                $   85,918,125
                                                                --------------
               Total Utilities                                  $  471,633,724
                                                                --------------
               TOTAL COMMON STOCKS
               (Cost $4,557,332,131)                            $5,067,882,473
                                                                --------------
               TOTAL INVESTMENT IN SECURITIES
               (Cost $4,593,523,512)                            $5,095,283,473
                                                                --------------


16 The accompanying notes are an integral part of these financial statements.

Pioneer II



Principal
Amount                                                                    Value
                 TEMPORARY CASH INVESTMENTS - 8.6%
                 Commercial Paper - 8.6%
$45,000,000      American Express Co., 5.57%, 10/1/98            $   45,000,000
 41,653,000      Commercial Credit Corp., 5.28%,10/9/98              41,653,000
 12,132,000      Chevron Oil Finance, 5.70%, 10/1/98                 12,132,000
 30,366,000      Ford Motor Credit Co., 5.35%, 10/5/98               30,366,000
 47,000,000      General Electric Credit Corp., 5.52%, 10/7/98       47,000,000
 49,500,000      General Motors Acceptance Corp., 5.50%,
                 10/16/98                                            49,386,563
 44,000,000      General Motors Acceptance Corp., 5.51%,
                 10/23/98                                            44,000,000
 42,321,000      Household Financial Corp., 5.54%, 10/2/98           42,321,000
 30,000,000      IBM Credit Corp., 5.25%, 10/6/98                    30,000,000
 40,000,000      John Deere Co., 5.24%, 10/13/98                     40,000,000
 50,000,000      Northwest Financial Corp., 5.55%, 10/8/98           50,000,000
 50,000,000      Prudential Funding Corp., 5.54%, 10/2/98            50,000,000
                                                                 --------------
                 TOTAL TEMPORARY CASH INVESTMENTS
                 (Cost $481,858,563)                             $  481,858,563
                                                                 --------------
                 TOTAL INVESTMENT IN SECURITIES AND
                 TEMPORARY CASH INVESTMENTS - 100%
                 (Cost $5,075,382,075) (a)                       $5,577,142,036
                                                                 ===============

* Non-income producing security.
+ Investment held by the Fund representing 5% or more of the outstanding voting stock of such company.

(a) At September 30, 1998, the net unrealized gain on investments based on cost for federal income tax purposes of $5,081,120,004 was as follows:

    Aggregate gross unrealized gain for all investments in which
      there is an excess of value over tax cost                  $1,047,743,004
    Aggregate gross unrealized loss for all investments in which
      there is an excess of tax cost over value                    (551,720,972)
                                                                 --------------
    Net unrealized gain                                          $  496,022,032
                                                                 ==============

Purchases and sales of securities (excluding temporary cash investments) for the year ended September 30, 1998 aggregated $3,513,226,365 and $4,130,200,333, respectively.


The accompanying notes are an integral part of these financial statements.   17

Pioneer II

BALANCE SHEET 9/30/98


ASSETS:
  Investment in securities, at value (including temporary cash
    investments of $481,858,563) (cost $5,075,382,075)                 $ 5,577,142,036
  Cash                                                                             824
  Receivables -
   Investment securities sold                                               18,772,145
   Fund shares sold                                                          2,967,238
   Dividends, interest and foreign taxes withheld                            4,675,501
  Other                                                                         70,421
                                                                       ---------------
    Total assets                                                       $ 5,603,628,165
                                                                       ---------------
LIABILITIES:
  Payables -
   Investment securities purchased                                     $    75,030,339
   Fund shares repurchased                                                   3,197,619
  Due to affiliates                                                          4,239,113
  Accrued expenses                                                             220,641
                                                                       ---------------
    Total liabilities                                                  $    82,687,712
                                                                       ---------------
NET ASSETS:
  Paid-in capital                                                      $ 4,954,690,571
  Accumulated undistributed net investment income                           27,149,585
  Accumulated undistributed net realized gain on investments and
    foreign currency transactions                                           37,333,691
  Net unrealized gain on investments                                       501,759,961
  Net unrealized gain on forward foreign currency contracts and
    other assets and liabilities denominated in foreign currencies               6,645
                                                                       ---------------
    Total net assets                                                   $ 5,520,940,453
                                                                       ===============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $5,496,480,103/300,002,266 shares)                 $         18.32
                                                                       ===============
  Class B (based on $21,083,794/1,172,672 shares)                      $         17.98
                                                                       ===============
  Class C (based on $3,376,556/187,383 shares)                         $         18.02
                                                                       ===============
MAXIMUM OFFERING PRICE:
  Class A                                                              $         19.44
                                                                       ===============



18 The accompanying notes are an integral part of these financial statements.

Pioneer II

STATEMENT OF OPERATIONS

For the Year Ended 9/30/98


INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $2,028,181)   $   113,000,602
  Interest (net of foreign taxes withheld of $382)                4,285,835
                                                            ---------------
    Total investment income                                                       $   117,286,437
                                                                                  ---------------
EXPENSES:
  Management fees
   Basic fee                                                $    43,107,770
   Performance adjustment                                        (4,971,157)
  Transfer agent fees
   Class A                                                        9,989,051
   Class B                                                           92,396
   Class C                                                           13,807
  Distribution fees
   Class A                                                       14,700,035
   Class B                                                          220,834
   Class C                                                           36,080
  Accounting                                                        365,190
  Custodian fees                                                    372,923
  Registration fees                                                 121,750
  Professional fees                                                 208,339
  Printing                                                          276,450
  Fees and expenses of nonaffiliated trustees                        85,816
  Miscellaneous                                                     144,737
                                                            ---------------
    Total expenses                                                                $    64,764,021
    Less fees paid indirectly                                                            (165,310)
                                                                                  ---------------
    Net expenses                                                                  $    64,598,711
                                                                                  ---------------
     Net investment income                                                        $    52,687,726
                                                                                  ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
   Investments (including $14,943,012 from affiliated
     companies)                                             $   178,448,384
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies              (71,634)      $   178,376,750
                                                            ---------------       ---------------
  Change in net unrealized gain or loss from:
   Investments                                              $(1,990,811,943)
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies               16,570       $(1,990,795,373)
                                                            ---------------       ---------------
  Net loss on investments and foreign currency
    transactions                                                                  $(1,812,418,623)
                                                                                  ---------------
  Net decrease in net assets resulting from operations                            $(1,759,730,897)
                                                                                  ===============



The accompanying notes are an integral part of these financial statements.   19

Pioneer II

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended 9/30/98 and 9/30/97


                                                            Year Ended           Year Ended
FROM OPERATIONS:                                            9/30/98              9/30/97
Net investment income                                  $    52,687,726        $   44,394,895
Net realized gain on investments and foreign currency
  transactions                                             178,376,750           775,991,676
Change in net unrealized gain or loss on investments
  and foreign currency transactions                     (1,990,795,373)        1,610,436,038
                                                       ---------------       ---------------
  Net increase (decrease) in net assets resulting
    from operations                                    $(1,759,730,897)       $2,430,822,609
                                                       ---------------       ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A ($0.16 and $0.15 per share, respectively)    $   (45,296,909)       $  (40,341,924)
  Class B ($0.02 and $0.13 per share, respectively)            (16,699)              (26,735)
  Class C ($0.06 and $0.09 per share, respectively)             (7,254)               (1,701)
Net realized gain:
  Class A ($3.34 and $1.93 per share, respectively)       (904,693,302)         (495,328,383)
  Class B ($3.34 and $1.93 per share, respectively)         (2,365,132)             (350,316)
  Class C ($3.34 and $1.93 per share, respectively)           (403,479)              (38,258)
                                                       ---------------       ---------------
    Total distributions to shareholders                $  (952,782,775)       $ (536,087,317)
                                                       ---------------       ---------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                       $   751,999,994        $  489,131,319
Reinvestment of distributions                              899,054,779           507,765,764
Cost of shares repurchased                                (969,188,428)         (772,919,656)
                                                       ---------------       ---------------
  Net increase in net assets resulting from
    fund share transactions                            $   681,866,345        $  223,977,427
                                                       ---------------       ---------------
  Net increase (decrease) in net assets                $(2,030,647,327)       $2,118,712,719

NET ASSETS:
Beginning of year                                        7,551,587,780         5,432,875,061
                                                       ---------------       ---------------
End of year (including accumulated undistributed net
  investment income of $27,149,585 and $18,804,274,
  respectively)                                        $ 5,520,940,453        $7,551,587,780
                                                       ===============        ==============



20 The accompanying notes are an integral part of these financial statements.

Pioneer II

CLASS A                            '98 Shares        '98 Amount       '97 Shares      '97 Amount
Shares sold                         30,569,567    $  729,551,456       19,868,390   $471,321,511
Reinvestment of distributions       39,778,758       896,463,906       23,606,020    507,363,015
Less shares repurchased            (40,837,229)     (961,622,337)     (32,424,860)  (768,413,897)
                                   -----------    --------------      -----------   -------------
  Net increase                      29,511,096    $  664,393,025       11,049,550   $210,270,629
                                   ===========    ==============      ===========   ============
CLASS B
Shares sold                            768,581    $   18,334,775          664,822   $ 15,936,776
Reinvestment of distributions          103,776         2,303,825           17,328        367,649
Less shares repurchased               (256,120)       (5,827,965)        (167,062)    (4,296,107)
                                   -----------    --------------      -----------   -------------
  Net increase                         616,237    $   14,810,635          515,088   $ 12,008,318
                                   ===========    ==============      ===========   ============
CLASS C
Shares sold                            171,838    $    4,113,763           78,505   $  1,873,032
Reinvestment of distributions           12,930           287,048            1,653         35,100
Less shares repurchased                (79,658)       (1,738,126)          (8,135)      (209,652)
                                   -----------    --------------      -----------   -------------
  Net increase                         105,110    $    2,662,685           72,023   $  1,698,480
                                   ===========    ==============      ===========   ============



The accompanying notes are an integral part of these financial statements.   21

Pioneer II

FINANCIAL HIGHLIGHTS 9/30/98

                                                            Year Ended      Year Ended
                                                             9/30/98         9/30/97
CLASS A
Net asset value, beginning of year                          $   27.85       $   20.94
                                                            ---------       ---------
Increase from investment operations:
 Net investment income                                      $    0.17       $    0.16
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                             (6.20)           8.83
                                                            ---------       ---------
   Net increase (decrease) from investment operations       $   (6.03)      $    8.99
Distributions to shareholders:
 Net investment income                                          (0.16)          (0.15)
 Net realized gain                                              (3.34)          (1.93)
                                                            ---------       ---------
Net increase (decrease) in net asset value                  $   (9.53)      $    6.91
                                                            ---------       ---------
Net asset value, end of year                                $   18.32       $   27.85
                                                            =========       =========
Total return*                                                  (23.97)%         45.95%
Ratio of net expenses to average net assets                      0.90%+          0.96%+
Ratio of net investment income to average net assets             0.74%+          0.68%+
Portfolio turnover rate                                            50%             47%
Net assets, end of year (in thousands)                      $5,496,480      $7,534,010
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                    0.90%           0.95%
 Net investment income                                           0.74%           0.69%



FINANCIAL HIGHLIGHTS 9/30/98
Pioneer II
                                                            Year Ended      Year Ended      Year Ended
                                                             9/30/96         9/30/95          9/30/94
CLASS A
Net asset value, beginning of year                          $   20.66       $   19.38       $   20.55
                                                            ---------       ---------       ---------
Increase from investment operations:
 Net investment income                                      $    0.23       $    0.35       $    0.36
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                              2.10            3.04            1.05
                                                            ---------       ---------       ---------
   Net increase (decrease) from investment operations       $    2.33       $    3.39       $    1.41
Distributions to shareholders:
 Net investment income                                          (0.32)          (0.30)          (0.33)
 Net realized gain                                              (1.73)          (1.81)          (2.25)
                                                            ---------       ---------       ---------
Net increase (decrease) in net asset value                  $    0.28       $    1.28       $   (1.17)
                                                            ---------       ---------       ---------
Net asset value, end of year                                $   20.94       $   20.66       $   19.38
                                                            =========       =========       ==========
Total return*                                                   12.18%          19.92%           7.37%
Ratio of net expenses to average net assets                      0.92%+          0.93%+          0.90%++
Ratio of net investment income to average net assets             1.13%+          1.85%+          1.59%++
Portfolio turnover rate                                            66%             63%             68%
Net assets, end of year (in thousands)                      $5,431,797      $5,114,963      $4,509,225
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                    0.90%           0.91%           0.90%
 Net investment income                                           1.15%           1.87%           1.59%

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 + Ratio assuming no reduction for fees paid indirectly.
++ Ratios for 1994 have been restated to confirm with certain provisions of SEC
   Release No. 33-7197: Payment for Investment Company Services with Brokerage Commissions.


22   The accompanying notes are an integral part of these financial statements.

Pioneer II

FINANCIAL HIGHLIGHTS 9/30/98

                                                          Year Ended       Year Ended          7/1/96 to
                                                          9/30/98(a)       9/30/97(a)           9/30/96
CLASS B
Net asset value, beginning of period                     $   27.52         $  20.89          $ 20.55
                                                         ---------         --------          -------
Increase (decrease) from investment operations:
 Net investment loss                                     $   (0.07)        $  (0.07)         $ (0.01)
 Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions                                              (6.11)            8.76             0.35
                                                         ---------         --------          -------
   Net increase (decrease) from investment
     operations                                          $   (6.18)        $   8.69          $  0.34
Distributions to shareholders:
 Net investment income                                       (0.02)           (0.13)               -
 Net realized gain                                           (3.34)           (1.93)               -
                                                         ---------         --------          -------
Net increase (decrease) in net asset value               $   (9.54)        $   6.63          $  0.34
                                                         ---------         --------          -------
Net asset value, end of period                           $   17.98         $  27.52          $ 20.89
                                                         =========         ========          =======
Total return*                                               (24.76)%          44.58%            1.65%
Ratio of net expenses to average net assets                   1.96%+           1.94%+           2.03%**+
Ratio of net investment loss to average net assets           (0.31)%+         (0.32)%+         (0.25)%**+
Portfolio turnover rate                                         50%              47%              66%
Net assets, end of period (in thousands)                 $  21,084         $ 15,311          $   864
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                 1.96%            1.90%            2.02%**
 Net investment loss                                         (0.31)%          (0.28)%          (0.24)%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
 +  Ratio assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   23

Pioneer II
FINANCIAL HIGHLIGHTS 9/30/98


                                                          Year Ended       Year Ended          7/1/96 to
                                                          9/30/98(a)       9/30/97(a)           9/30/96
CLASS C
Net asset value, beginning of period                     $   27.55         $  20.88          $ 20.55
                                                         ---------         --------          -------
Increase (decrease) from investment operations:
 Net investment loss                                     $   (0.06)        $  (0.08)         $ (0.01)
 Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions                                              (6.07)            8.77             0.34
                                                         ---------         --------          -------
   Net increase (decrease) from investment
     operations                                          $   (6.13)        $   8.69          $  0.33
Distributions to shareholders:
 Net investment income                                       (0.06)           (0.09)              --
 Net realized gain                                           (3.34)           (1.93)              --
                                                         ---------         --------          -------
Net increase (decrease) in net asset value               $   (9.53)        $   6.67          $  0.33
                                                         ---------         --------          -------
Net asset value, end of period                           $   18.02         $  27.55          $ 20.88
                                                         =========         ========          =======
Total return*                                               (24.56)%          44.51%            1.61%
Ratio of net expenses to average net assets                   1.93%+           1.99%+           2.02%**+
Ratio of net investment loss to average net assets           (0.28)%+         (0.39)%+         (0.15)%**+
Portfolio turnover rate                                         50%              47%              66%
Net assets, end of period (in thousands)                 $   3,377         $  2,267          $   214
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                 1.93%            1.95%            2.01%**
 Net investment loss                                         (0.28)%          (0.35)%          (0.14)%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
 +  Ratio assuming no reduction for fees paid indirectly.


24 The accompanying notes are an integral part of these financial statements.

Pioneer II

NOTES TO FINANCIAL STATEMENTS 9/30/98

1. Organization and Significant Accounting Policies

Pioneer II (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Fund are reasonable income and growth of capital.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:


   A. Security Valuation Security transactions are recorded on trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend

Pioneer II
   data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.


B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.


C. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At September 30, 1998 the Fund has reclassified from accumulated undistributed net realized gain on investments and foreign currency transactions $978,447 and $287 to accumulated undistributed net investment income and paid-in capital, respectively. The reclassification

Pioneer II


   has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

   The Fund has designated $181,321,206 as a capital gain dividend for purposes of the dividend paid deduction.


D. Fund Shares

   The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $2,998,421 in underwriting commissions on the sale of fund shares during the year ended September 30, 1998.


E. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.


2. Management Agreement

Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. PMC receives a basic fee that is calculated at the annual rate of 0.60% of the Fund's average daily net assets. The basic fee is subject to a performance adjustment up to a maximum of +/- 0.10% based on the Fund's investment performance as compared with the Lipper Growth & Income Funds Index. For the year ended September 30, 1998, the aggregate performance adjustment resulted in a reduction to the basic fee of $4,971,157. The management fee was equivalent to 0.53% of average daily net assets for the year.

Pioneer II

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At September 30, 1998, $2,296,060 was payable to PMC related to management fees and certain other services.


3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $922,599 in transfer agent fees payable to PSC at September 30, 1998.


4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. On qualifying investments made prior to August 19, 1991, the Class A Plan provides for reimbursement of such expenditures in an amount not to exceed 0.15%. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $1,020,454 in distribution fees payable to PFD at September 30, 1998.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended September 30, 1998, CDSCs in the amount of $68,408 were paid to PFD.

Pioneer II


5. Expense Offsets

The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended September 30, 1998, the Fund's expenses were reduced by $165,310 under such arrangements.


6. Line of Credit Facility

Effective April 14, 1998, the Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the period ended September 30, 1998, the Fund had no borrowings under this agreement.

Pioneer II

7. Affiliated Companies

The Fund's investments in certain companies exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of September 30, 1998:



Affiliates                    Purchases         Sales          Income           Value
-------------------------- --------------- --------------- -------------- -----------------
A.M. Castle & Co.          $          -    $  4,729,721    $   707,033    $   13,723,820
Ambac Financial Group,
  Inc.                       18,260,417      69,456,556      2,374,896       266,894,400
Amcast Industrial Corp.               -       7,074,986        359,730         7,915,094
Arrow Electronics, Inc.      19,633,219      63,751,937              -        65,625,000
Briggs & Stratton Corp.       2,590,004      15,206,995      2,078,363        67,391,537
Champion Enterprises,
  Inc.                        3,632,915         563,781              -        96,371,250
Clayton Homes, Inc.          46,064,519               -        450,592       112,251,514
Dionex Corp.                          -               -              -        55,242,000
Donaldson Co., Inc.           1,238,113       1,070,533        987,080        78,240,000
Etec Systems, Inc.           13,614,377      32,258,373              -        36,096,562
Halter Marine Group,
  Inc.                        4,409,027       4,921,524        180,000        31,552,800
Hawaiian Electric
  Industries, Inc.              575,754               -      7,422,748       124,123,849
IBP, Inc.                     3,531,958      53,891,165        695,373       125,669,475
Lancaster Colony Corp.       33,938,720       7,719,112      1,983,613       115,234,087
Mississippi Chemical
  Corp.                               -       4,156,526        938,300        26,432,500
Oakwood Homes Corp.          32,723,507       2,404,800        138,634        52,056,375
Rouge Industries, Inc.                -       2,519,611        230,610        13,446,750
Terra Industries Inc.         5,982,495               -        800,645        22,838,513
Trinity Industries, Inc.     26,493,679      26,026,605      2,642,888       128,050,275
                           ------------    ------------    -----------    --------------
                           $212,688,704    $295,752,225    $21,990,505    $1,439,155,801
                           ============    ============    ===========    ==============

Pioneer II

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareowners and the Board of Trustees of Pioneer II:


We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer II as of September 30, 1998, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer II as of September 30, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.




ARTHUR ANDERSEN LLP


Boston, Massachusetts
November 6, 1998

Pioneer II

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees                              Officers
John F. Cogan, Jr.                    John F. Cogan, Jr., Chairman and
Mary K. Bush                           President
Richard H. Egdahl, M.D.               David D. Tripple, Executive Vice
Margaret B.W. Graham                   President
John W. Kendrick                      William H. Keough, Treasurer
Marguerite A. Piret                   Joseph P. Barri, Secretary
David D. Tripple
Stephen K. West
John Winthrop


Investment Adviser
Pioneering Management Corporation


Custodian
Brown Brothers Harriman & Co.


Independent Public Accountants
Arthur Andersen LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneering Services Corporation

THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

Growth Funds
Global/International
Pioneer Emerging Markets Fund
Pioneer Europe Fund
Pioneer Gold Shares
Pioneer Indo-Asia Fund
Pioneer International Growth Fund
Pioneer World Equity Fund


United States
Pioneer Capital Growth Fund
Pioneer Growth Shares
Pioneer Micro-Cap Fund
Pioneer Mid-Cap Fund
Pioneer Small Company Fund


Growth and Income Funds
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Fund
Pioneer Real Estate Shares
Pioneer II

Income Funds
Taxable
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer Short-Term Income Trust


Tax-Exempt
Pioneer Intermediate Tax-Free Fund
Pioneer Tax-Free Income Fund


Money Market Fund
Pioneer Cash Reserves Fund

PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.


FactFone(SM)
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.


90-Day Reinstatement Privilege (for Class A Shares)
Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.


Investomatic Plan
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.


Payroll Investment Program (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Automatic Exchange Program
A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)


Directed Dividends
Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)


Direct Deposit
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.


Systematic Withdrawal Plan (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available only for accounts with a value of $10,000 or more.)

RETIREMENT PLANS FROM PIONEER

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.


Individual Retirement Account (IRA)
An IRA is a tax-favored account that allows anyone under age 701/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.


Roth IRA
The Roth IRA lets investors contribute up to $2,000 a year. Contributions are not tax-deductible, but earnings are tax-free for qualified withdrawals.


401(k) Plan
The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $9,500 per year or 25% of pay, whichever is less. Employers may contribute.


SIMPLE (Savings Incentive Match Plan for Employees)
401(k) or IRA Plan
Businesses with 100 or fewer eligible employees can establish either plan; both resemble the traditional 401(k), but with less testing and lower administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.










         Most retirement plan withdrawals must meet specific conditions to avoid penalties.

403(b) Plan
Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.


Simplified Employee Pension Plan (SEP)
SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.


Profit Sharing Plan
Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.


Age-Weighted Profit Sharing Plan
Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.


Money Purchase Pension Plan (MPP)
Money purchase plans are similar to profit-sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.




         Most retirement plan withdrawals must meet specific conditions to avoid penalties.

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292


FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321


Retirement plans information                                    1-800-622-0176


Telecommunications Device for the Deaf (TDD)                    1-800-225-1997


Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109


Our toll-free fax                                               1-800-225-4240


Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)


Visit our website:                                        www.pioneerfunds.com


This report must be preceded or accompanied by a current Fund prospectus.


[Pioneer Logo]

 Pioneer Funds Distributor, Inc.
 60 State Street
 Boston, Massachusetts 02109
 www.pioneerfunds.com

                                   1198-5693
                                   (Copyright) Pioneer Funds Distributor, Inc.
                                   (Recycle Symbol) Printed on Recycled Paper